UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

COSTCO WHOLESALE CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive
Issaquah, WA 98027
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.005 per share	COST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
On January 23, 2025, Costco Wholesale Corporation (the "Company") held its Annual Meeting of Shareholders. There were 443,960,469 shares of common stock entitled to be voted; 352,418,324 shares were voted in person or by proxy. Shareholders voted on the following matters:
1.The election of each of the directors nominated by the Board of Directors to hold office until the 2026 Annual Meeting of Shareholders and until their successors are elected and qualified;
2.The ratification of the selection of KPMG LLP as the Company's independent auditors for fiscal year 2025;
3.The approval, on an advisory basis, of the compensation of the Company's executive officers for fiscal year 2024 as disclosed in the Company's definitive proxy statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on December 11, 2024; and
4.A shareholder proposal requesting report on the risks of maintaining DEI efforts.
All items except item 4 were approved. The results of the votes are set forth below:
Election of Directors

Nominees	For	Against	Abstain	Broker Non-Votes
Susan L. Decker	274,157,896	15,586,916	472,590	62,200,922
Kenneth D. Denman	286,161,241	3,540,494	515,667	62,200,922
Helena B. Foulkes	284,260,541	5,465,299	491,562	62,200,922
Hamilton E. James	275,082,997	14,385,175	749,230	62,200,922
Sally Jewell	286,097,223	3,261,276	858,903	62,200,922
Jeffrey S. Raikes	269,901,670	19,805,255	510,477	62,200,922
John W. Stanton	285,382,381	4,313,994	521,027	62,200,922
Ron M. Vachris	287,669,495	1,937,922	609,985	62,200,922
Maggie Wilderotter	274,093,600	15,417,155	706,647	62,200,922
Ratification of the Selection of Auditors:

For	Against	Abstain
337,431,489	14,385,412	601,423
Advisory Vote on Executive Compensation:

For	Against	Abstain	Broker Non-Votes
273,942,963	15,312,907	961,532	62,200,922
Shareholder proposal requesting report on the risks of maintaining DEI efforts:

For	Against	Abstain	Broker Non-Votes
4,857,195	281,267,612	4,092,595	62,200,922

Item 8.01.    Other Events
The Board of Directors declared a quarterly cash dividend on the Company's common stock. The dividend of $1.16 per share declared on January 23, 2025, is payable February 21, 2025, to shareholders of record at the close of business on February 7, 2025.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

99.1.    Press Release dated January 23, 2025.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COSTCO WHOLESALE CORPORATION

Dated: January 27, 2025	By:	/s/ John Sullivan
John Sullivan
Executive Vice President, General Counsel and Corporate Secretary